Exhibit 99.3

ANNEX E

FORM OF VOTING AGREEMENT

VOTING AGREEMENT (“Agreement”), dated as of December     , 2008, by and among Service Bancorp, MHC, a Massachusetts mutual holding company (“Service MHC”), Service Bancorp, Inc., a Massachusetts corporation (“Service Inc.” and collectively with Service MHC, “Service”) and the undersigned trustee (the “Trustee”) of Middlesex Savings Bank, a Massachusetts mutual savings bank (“MSB”).

WHEREAS, Service, MSB and certain others are about to enter into an Agreement and Plan of Merger, dated as of the date hereof (as such agreement may be subsequently amended or modified, the “Agreement and Plan of Merger”), providing for (1) the merger of Service MHC with a to-be-formed mutual holding company (“MB MHC”), which will become parent of MSB (the “MHC Merger”), and (2) following the MHC Merger, the merger of Service Inc. with MB MHC (the “Mid-Tier Merger” and collectively with the MHC Merger, the “Mergers”);

WHEREAS, the Trustee is also a corporator of MSB (collectively, the “MSB Corporators”) and in connection with the formation of the MB MHC will be appointed to serve as a corporator of the MB MHC (the “MB MHC Corporators” and collectively with the MSB Corporators, the “Corporators”);

WHEREAS, in his or her capacity as a MSB Corporator and a MB MHC Corporator, respectively, he or she will be asked to approve the Agreement and Plan of Merger, each of the Mergers, related documents and transactions.

WHEREAS, Service has informed MSB that it is a condition to Service’s entering into the Agreement and Plan of Merger that the Trustee execute and deliver this Agreement on the date hereof; and

WHEREAS, all capitalized terms used in this Agreement without definition herein shall have the meanings ascribed to them in the Agreement and Plan of Merger.

NOW, THEREFORE, in consideration of, and as a condition to, Service entering into the Agreement and Plan of Merger and proceeding with the transactions contemplated thereby, and in consideration of the expenses incurred and to be incurred by Service in connection therewith, the Trustee and Service agree as follows:

1. Agreement to Vote. The Trustee agrees that, from the date hereof until the Expiration Date (as defined in Section 2), at any meeting of the MSB Corporators or MB MHC Corporators, however called, or at any adjournment or postponement thereof, or in connection with any written consent of the MSB Corporators or MB MHC Corporators, with respect to the Mergers and the Agreement and Plan of Merger, the Corporators shall:

(a) Appear at each such meeting, in person or by telephone, and thereby be counted as present thereat for purposes of calculating a quorum (unless otherwise excused by legitimate illness, incapacity or inability to attend); and

(b) From and after the date hereof until the Expiration Date, vote or deliver a written consent, (i) in favor of approval of the Agreement and Plan of Merger and the transactions contemplated thereby, including the Mergers; (ii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation, or warranty or any other obligation or agreement of MSB or MB MHC contained in the Agreement and Plan of Merger or of the Trustee contained in this Agreement; and (iii) against any other action, agreement or transaction that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or materially and adversely affect the consummation of the Mid-Tier Merger or any of the transactions contemplated by the Agreement and Plan of Merger or any of the Trustee’s obligations under this Agreement (“Unsanctioned Agreement”).

2. Expiration Date. As used in this Agreement, the term “Expiration Date” shall mean the earlier of (a) the Mid-Tier Effective Time, (b) the termination of the Agreement and Plan of Merger in accordance with Article IX thereof, (c) upon mutual written agreement of the parties to terminate this Agreement or (d) the Expiration Date provided in the immediately succeeding sentence. The Trustee shall also have the right to terminate this Agreement if the Agreement and Plan of Merger is amended to increase the Aggregate Merger Consideration, provided that the Trustee sends notice to Service of the Trustee’s election to terminate within three (3) Business Days after the public announcement of such amendment, in which case the “Expiration Date” shall mean the date Service receives such notice. Upon termination or expiration of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that such termination or expiration shall not relieve any party from liability for any willful breach of this Agreement prior to the termination hereof.

3. Agreement to Maintain Corporator Status. From and after the date hereof until the Expiration Date, the Trustee shall not, except as contemplated by this Agreement, the Agreement and Plan of Merger or unless otherwise excused by legitimate illness or incapacity, refuse an appointment as an MB MHC Corporator, resign from their position as an MSB Corporator, resign from their position as an MB MHC Corporator or take any other action that would cause the Trustee to lose his or her right to vote at a meeting of either the MSB Corporators or the MB MHC Corporators. Notwithstanding the foregoing, the Trustee may resign from his or her position as an MB MHC Corporator or an MSB Corporator upon a determination by the Division of Banks of the Commonwealth of Massachusetts (the “DOB”) or the Federal Deposit Insurance Corporation (collectively, with the DOB, the “Bank Regulators”) that less than 60% of the MB MHC Corporators or MSB Corporators, as applicable, are independent or as otherwise may be necessary to obtain the approval of the Bank Regulators for either the formation of MB MHC or the Mergers.

4. Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to Service as follows:

(a) This Agreement (assuming this Agreement constitutes a valid and binding agreement of Service) is a valid and legally binding agreement with respect to the Trustee, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles);

(b) The execution and delivery of this Agreement by the Trustee does not, and the performance by the Trustee of his or her obligations hereunder and the consummation by Trustee of the transactions contemplated hereby will not, violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which a Trustee is a party or by which a Trustee is bound, or any statute, rule or regulation to which a Trustee is subject.

5. Specific Performance; Remedies; Attorneys Fees. The Trustee acknowledges that it is a condition to the willingness of Service to enter into the Agreement and Plan of Merger that the Trustee execute and deliver this Agreement and that it will be impossible to measure in money the damage to Service if the Trustee fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, Service will not have an adequate remedy at law or in equity. Accordingly, the Trustee agrees that injunctive relief or other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that Service has an adequate remedy at law. The Trustee further agrees that he or she will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Service’s seeking or obtaining such equitable relief. The Trustee also agrees that if the Trustee fails to comply in any material respect with the obligations imposed by this Agreement that is not otherwise excused, the Trustee shall pay to Service all of Service’s reasonable costs and expenses in connection with enforcing its rights under this Agreement. In addition, after discussing the matter with the Trustee, Service shall have the right to inform any third party that Service reasonably believes to be, or to be contemplating, participating with the Trustee or receiving from the Trustee assistance in violation of this Agreement, of the terms of this Agreement and of the rights of Service hereunder, and that participation by any such persons with the Trustee in activities in violation of the Trustee’s agreement with Service set forth in this Agreement may give rise to claims by Service against such third party.

6. Counterparts and Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement by any of the parties shall be legal, valid and binding execution and delivery of this Agreement for all purposes.

7. No Waivers. No waivers of any breach of this Agreement extended by Service to the Trustee shall be construed as a waiver of any rights or remedies of Service with respect to any subsequent breach of the Trustee. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by any such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

8. Miscellaneous. This Agreement is to be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purposes and intents of this Agreement.

9. Capacity as MSB Corporator and MB MHC Corporator. The Trustee signs this Agreement solely in his or her capacity as an MSB Corporator or MB MHC Corporator, as applicable, and not in the Trustee’s capacity as a trustee, director, officer or employee of MSB or any of its subsidiaries or in the Trustee’s capacity as a trustee or fiduciary of any ERISA plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a Corporator, Trustee, director and/or officer of MSB or MB MHC in the exercise of his or her fiduciary duties, consistent with the terms of the Agreement and Plan of Merger, as a Corporator, trustee, director and/or officer of MSB or MB MHC or in his or her capacity as a trustee or fiduciary of any ERISA plan or trust, or prevent or be construed to create any obligation on the part of any Corporator, trustee, director and/or officer of MSB or MB MHC or any trustee or fiduciary of any ERISA plan or trust from taking any action in his or her capacity as a Corporator or trustee of MSB or MB MHC.

10. No Agreement Until Agreement and Plan of Merger Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until the Agreement and Plan of Merger is executed by all parties thereto and this Agreement is executed by the parties whose names are set forth on the signature page hereof.

11. Entire Agreement. This Agreement supersedes all prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof and contains the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provisions hereof may be modified or waived, except by an instrument in writing signed by each party hereto.

[SIGNATURE PAGES FOLLOW]

EXECUTED as of the date first above written.

SERVICE BANCORP, MHC

By:
Name:
Title:

SERVICE BANCORP, INC.

By:
Name:
Title:

EXECUTED as of the date first above written.

TRUSTEE

Name:

Signature Page to Trustee Voting Agreement